UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2008

RENAISSANCE ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33258	20-4720414
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Sample Road, Suite 400, Pompano Beach, Florida	33064
(Address of Principal Executive Offices)	(Zip Code)

(954) 784-3031

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definite Agreement.

Renaissance Acquisition Corp. (“Renaissance”) previously entered into an Agreement and Plan of Merger (“Agreement and Plan of Merger” or “Agreement”) by and among Renaissance, FCI Merger Sub I, Inc. (“Merger Sub I”), FCI Merger Sub II, LLC (“Merger Sub II”, and, together with the Merger Sub I, collectively, the “Merger Subs”), First Communications, Inc. (the “Company” or “First Communications”), and The Gores Group LLC, solely in its capacity as the exclusive representative of the stockholders of the Company (“Stockholders’ Representative”).  Pursuant to the Agreement, Merger Sub I will merge with and into First Communications, with First Communications continuing as the surviving corporation (“Merger I”) and First Communications will immediately thereafter merge with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company (“Merger II”, and, together with Merger I, collectively, the “Merger”).

Renaissance, Merger Subs, the Company and the Stockholders’ Representative entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) on December 22, 2008, that included the following modifications (capitalized terms used but not defined in this report have the  meanings given to them in the Amendment):

•

First Communications stockholders have agreed to reduce their upfront consideration by 4.0 million shares and will now receive approximately 14.46 million shares of Renaissance common stock at closing, versus 18.46 million shares prior to the Amendment. The 4.0 million shares of Renaissance will be deferred and only released upon satisfaction of the EBITDA Condition (described below).

•

Renaissance’s sponsor, RAC Partners, LLC, has also agreed to reduce the number of shares of stock that would otherwise be released from escrow one year after consummation of the transaction by more than half by agreeing to retain 2.0 million shares of Renaissance common stock in escrow until the achievement of the EBITDA Condition.

•

In both cases, if the EBITDA Condition is not met, the shares shall be cancelled.

•

The EBITDA Condition shall now be deemed met if for any fiscal quarter from September 13, 2008 through December 31, 2011, the surviving company has an annualized adjusted EBITDA equal to or greater than $50 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment dated December 22, 2008, attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Events.

On December 22, 2008, Renaissance issued a press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K, announcing the execution of the Amendment and announcing that its board of directors has set a record date of December 24, 2008 for a special meeting of its stockholders to consider and vote upon Renaissance’s proposed merger.  Stockholders as of the close of business on December 24, 2008 will be entitled to vote at the special meeting or any postponements or adjournments of the special meeting.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger by and among Renaissance, FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications and The Gores Group LLC, dated December 22, 2008.

	Exhibit 99.1	Press Release dated December 22, 2008.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger between Renaissance and First Communications (which may be identified by the use of the words “may,” “intend,” “expect” and like words) are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties ability to consummate the merger; the conditions to the completion of the merger; the receipt of stockholder approval; the regulatory approvals and effectiveness of the registration statement required for the completion of the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the completion of the merger may be more difficult, time-consuming or costly than expected; and operating costs, customer loss and business disruption may be greater than expected following the announcement of the merger. Renaissance and First Communications caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Renaissance and First Communications do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law.

Where to Find Additional Information

Stockholders of Renaissance and other interested persons are advised to read Renaissance’s registration statement, containing a preliminary proxy statement/prospectus, and when available, final registration statement, containing a definitive proxy statement/prospectus, in connection with Renaissance’s solicitation of proxies for the special meeting, because these proxy statements/prospectuses will contain important information. Such persons can also read Renaissance’s final prospectus, dated January 29, 2007, for a description of the security holdings of the Renaissance officers and directors and their respective interests in the successful consummation of this business combination.  The definitive proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to:  Renaissance Acquisition Corp., 50 East Sample Road, Suite 400, Pompano Beach, Florida 33064.  The registration statement containing the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, once available, can also be obtained, without cost, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

December 22, 2008

RENAISSANCE ACQUISITION CORP.

By:

/s/ Barry W. Florescue

Name: Barry W. Florescue

Title:   Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Amendment No. 1 to the Agreement and Plan of Merger by and among Renaissance Acquisition Corp., FCI Merger Sub I, Inc., FCI Merger Sub II, LLC, First Communications, Inc., and The Gores Group LLC dated December 22, 2008.

99.1	Joint Press Release of First Communications, Inc. and Renaissance Acquisition Corp. dated December 22, 2008.